Investment Advisers
      For Global Government:
      Western Asset Management Company
      Pasadena, CA

      For International Equity and
      Emerging Markets Trusts:
      Batterymarch Financial Management, Inc.
      Boston, MA

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.
                      LEGG MASON WOOD WALKER, INCORPORATED
--------------------------------------------------------------------------------
                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   LEGG MASON
                                     GLOBAL
                                   TRUST, INC.


                             GLOBAL GOVERNMENT TRUST

                           INTERNATIONAL EQUITY TRUST

                             EMERGING MARKETS TRUST

--------------------------------------------------------------------------------

                 [LEGG MASON FUNDS HOW TO INVEST GRAPHIC HERE]

To Our Shareholders,


   We are pleased to provide you with the annual report for the Legg Mason Global Trust, comprised of the Global Government Trust, International Equity Trust and Emerging Markets Trust.

   Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for 1998 and the investment outlook. The Funds' total returns in various periods since their inceptions are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   PricewaterhouseCoopers LLP, Global Trust's independent accountants, have completed their annual examination, and audited financial statements for the fiscal year ended December 31, 1998 are included in this report.

     The Board of Directors approved an ordinary income dividend of $0.136 per share to Primary Class Shareholders of International Equity Trust and a long-term capital gain of $0.063 to shareholders of Global Government Trust payable on December 11, 1998 to shareholders of record on December 9, 1998.

     During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and record keeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Funds' operations will continue without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the Funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                   Sincerely,



                                   /S/ EDWARD A. TABER III
                                   -------------------------
                                   Edward A. Taber, III
                                   President

February 19, 1999

Portfolio Managers' Comments
Global Government Trust


Market Overview

   Fixed-income markets were roiled in the second half of the year by both the devaluation of the Russian ruble and Russia's decision to default on some of its loan obligations. Leveraged hedge funds were severely impacted, and their unwinding operations contributed to produce a severe shortage of liquidity and a flight to quality. By the time the dust settled, non-Treasury sectors had experienced the sharpest and most dramatic widening of spreads in the history of the US bond market, and emerging market debt spreads surged, reflecting a high probability of widespread defaults. Following the Federal Reserve's move to ease monetary policy three times in quick succession, some calm was restored to the markets by year end, particularly in the corporate and emerging market sector. Long-term Treasury yields fell about 50 basis points(1) for the period, with shorter-term yields falling almost 90 basis points, thus continuing the rally that began in the first half of the year. The dollar weakened against most currencies as concerns over the health of Latin American economies increased in the wake of the Russian debacle, and especially against the yen, apparently as the result of large-scale unwinding of short yen positions which had played an important role in the leveraged plays gone sour. On balance, most non-dollar sovereign debt securities substantially outperformed their US counterparts as yields fell globally, with the notable exception being a sharp rise in yields in Japan toward the end of the period.

Fund Performance

   Although most sovereign debt markets performed quite well in the second half of the year, the Fund's emphasis on generating additional yield through exposure to nongovernment sectors, in particular through holdings of emerging market debt securities, caused results to be somewhat disappointing overall. As in the first half of the year, the Fund was again well positioned to benefit from declining yields with an emphasis on longer maturity bonds. It also benefited from a substantial underweighting to Japanese bonds throughout the period, as well as benefiting from an underweighting to the yen in the third quarter as the yen experienced substantial weakness against the dollar, a position which was subsequently reversed in time to avoid exposure to a strengthening yen in the fourth quarter of the year. Among the Fund's best performing assets were its overweight exposure to UK and Swedish bonds, since they generally outperformed their other non-dollar counterparts. On the negative side, however, emerging market debt exposure proved to be a significant drag on performance as spreads experienced a sudden and significant widening in the wake of the Russian default. By the end of the period, Global Government Trust had generated a total return of 9.4% for the six months ended December 31, 1998, reflecting a combination of income, capital gains and losses, and currency gains. The gap between this return and the 12.2% total return of the Fund's benchmark, the Salomon Brothers World Government Bond Index, was largely accounted for by holdings of emerging market debt.

Market Commentary and Outlook

   Following numerous moves by the world's central banks to reduce interest rates in the past several months, the key question today is whether monetary policy has eased sufficiently to ensure trouble-free economic growth going forward. The willingness of central banks to relax monetary policy in the face of serious threats to global financial stability is encouraging, and has clearly reduced the risk of a



-------------------------------
(1)100 basis points = 1%
serious financial meltdown, deflation or recession. However, in our view the moves to date do not appear to have eliminated extant deflationary risks, and they do not rule out the risk of a slowdown in the US economy.

   Despite three Fed moves to lower nominal rates, the US yield curve is still relatively flat, commodity prices are uniformly weak, and credit spreads remain at distressed levels -- all classic signs of tight money. The tight money squeeze has been felt the most by emerging market and Asian economies, being heavily dependent on commodity exports and indebted in dollars. The current level of emerging market spreads is punishingly high, bringing inexorable pressure on those economies to slow. This has already caused a slowdown in US exports, which in turn helps explain the sharp drop in US manufacturing activity.

   Since tight money means firms on balance cannot pass along higher labor costs to consumers, an earnings squeeze is the inevitable result. This explains a noticeable slowdown in the growth of payroll employment over the course of the past year, just as a significant erosion of corporate profitability and cash flows is working to slow the pace of capital investment. Moreover, tighter fiscal policy in the US is slowly eroding the underpinnings of consumer demand. Prosperity has pushed consumers into higher marginal tax brackets, leading to a significant increase in tax burdens and a decline in discretionary income. We believe these factors will combine to result in a noticeable slowdown in GDP growth in the next 6-9 months, while at the same time inflation pressures remain very low, nonexistent or even negative.

   European economies, having weathered the initial shock waves from the emerging markets turmoil, have recently begun to display signs of more significant weakness. As well as suffering from falling export orders, exacerbated by firm currencies, uncertainty over the policies of the new center-left German government and slower inventory building have affected domestic demand and, more recently, unemployment. To date, this has not had an impact on consumer sentiment which remains underpinned by higher real disposable incomes. While private consumption is vulnerable to a deeper manufacturing retrenchment, large pent-up demand and less tight fiscal policies should ensure consumers provide a positive contribution to demand. Inflation will remain very low, facilitating further official rate cuts.

   The UK economy is slowing in lagged response to the monetary tightening and currency appreciation seen in 1998. Manufacturing has been hardest hit but the service sector is now also being affected. With labor markets less tight and commodity prices low, inflation is set to decline to below the Bank of England's 2.5% target, allowing rates to be cut further. The Gilt yield curve should remain inverted despite these rate cuts as longer dated bonds benefit from strong institutional demand.

   Japan continues to be mired in recession despite the government continuing to boost the public sector through various economic stimulus packages. The only sector that continues to hold up reasonably well is the export sector, but recent yen strength will temper this. As monetary policy is largely inept the focus will continue to be on continued easing on the fiscal front and micro economic reforms. Problems within the financial sector persist but we have probably seen the worst. Consolidation and mergers within the banking and insurance sectors will accelerate but any recovery near term will be muted and unlikely to last in the absence of significant monetary ease. Bonds thus remain unattractive at current yields.

   Although emerging market economies are under pressure to slow significantly under the burden of exceptionally high interest rate burdens, structural reforms have been impressive and the macroeconomic and political fundamentals are much improved in most countries compared to their status following the Mexican devaluation in 1994. Since their problems are in large part the result of tight monetary policies in major industrialized countries, the monetary ease which we expect will accompany the global slowdown that is developing should provide direct relief for most, if not all of the emerging market economies.

   The near-term outlook for currencies will be clouded by divergent growth trends in the US and Europe and lower Japanese appetite for US assets ahead of Japan's March year end. The recent sharp rise in Japanese bond yields and decline in European yields could also cap Japanese demand for euro assets. Longer term, as the European economy resumes its recovery, the euro should benefit at the expense of both the US dollar and the yen from a positive current account surplus and increased institutional demand.

Strategy

   Whether the slowdown affecting most countries in the American and European continents is mild or recessionary is the critical question, as is the degree to which deflation persists in world commodity and hard goods markets. If accompanied by further central bank easing, mild deflation and a mild slowdown likely would be fertile ground for all financial assets. If central banks, and in particular the US Federal Reserve, is slow to ease, however, a more pronounced deflation or recession is not out of the question. Since either scenario would imply lower yields, with short-term rates likely leading the way, we will continue to emphasize longer maturity bonds, with a bulleted exposure to the US yield curve in anticipation of lower short-term rates over time.

   Industrialized country bond exposure will remain concentrated in the US dollar bloc, focusing on corporate and mortgage issues in the US and New Zealand and Australian bonds, as well as overweighting European bonds as a counterpart to a continued underweighting of Japan. In Europe, we will be targeting a diversified exposure to longer dated euro-zone bonds with a particular focus on non-euro zone bonds in the UK and Scandinavia. We are currently targeting a broadly neutral currency exposure with a bias to overweight the euro as growth differentials to the US narrow.

   Since the current level of emerging market bond yields already reflects a high degree of pessimism about those countries' future prospects, we continue to see them as very attractive additions to the Fund's portfolio. At the same time, however, we are cognizant of the risks of a further slowdown in global growth and the attendant deflation risks which are particularly difficult for the commodity-dependent emerging markets. On balance, we think the Fed's willingness and ability to ease policy make a doomsday scenario unlikely. Consequently, we continue to emphasize emerging market debt in the Fund, but cautiously so, with our caution taking the form of an emphasis on shorter maturities and major sovereign issuers to minimize systemic risk.


                                                Western Asset Management Company

February 18, 1999
4

Portfolio Managers' Comments
International Equity Trust



Performance

   Ahead of the MSCI EAFE index for the first half of 1998, the Legg Mason International Equity Trust lost ground in the second half due to stock selection in Europe and an underweighted position in Japan relative to the index.

   International markets saw increased volatility as investors responded emotionally to short-term shocks rather than long-term fundamentals. This was evident as our short-term measures, earnings expectations and technical factors, worked well while the longer-term measures, earnings growth and traditional value, did not.

   In the third quarter, global investors were shaken by the Asian crisis, near-meltdown in Russia, risks in global financial institutions and fears of contagion into Latin America, and staged an emotional retreat into defensive issues such as utilities and pharmaceuticals. Throughout Europe, investors favored large-cap stocks regardless of value, a frenzy termed "europhoria" in the press. Our stock selection process, oriented toward long-term measures of value and growth, favored European financials and cyclicals for the Fund.

   Investor confidence recovered in the fourth quarter. The Japanese market rallied dramatically following the unexpected interest rate cut in the US in mid-October, triggering a fall in the dollar. (The Japanese market was up 26.9% in dollars and 5.2% in local currency for the fourth quarter.) The strong yen hurt Japanese export companies and sparked a rally in financials. The Fund's underweight in Japan hurt performance for the quarter (although the underweight helped performance for the year as Japan underperformed the MSCI EAFE Index for
1998).

   The Fund ended the year 1998 with a return of 8.5%, trailing the MSCI EAFE index return of 20.0%. This was a difficult year for many managers; according to Lipper Analytical Services, Inc. the average International fund underperformed the MSCI EAFE index for 1998.

   Over the longer-term, the Fund's performance is in line with the MSCI EAFE index. The Fund's average annual total return for the three years ended December 31, 1998, was 8.8% compared with 9.0% for the MSCI EAFE index.

Market Overview

   The outlook for Europe is positive. The investment implications of the euro should be twofold: 1) higher fund flows into the large capitalization Pan-European stocks as investors restructure their portfolios from a national to a regional focus; and 2) a gradual change in analyst coverage from countries to sectors.

   Corporate restructuring continues as EMU forces European corporations to become more competitive. This will eventually lead to higher returns to equity holders as Europe moves away from a government-protected environment. In the fourth quarter, the pace of high-profile mergers accelerated.

   Lower interest rates and pension requirements have led to increased investment in equities. As the combination of lower inflation and monetary convergence forced down interest rates in European countries, investors have been faced with "sticker shock" in rolling over their interest-bearing instruments and have moved into equities. Moreover, the combination of aging demographics and the inadequacies of state-sponsored pension systems are forcing Europeans to save more and put savings into equities.

   In Japan, the stock market has shown recent significant positive returns in dollars. This may signal a recovery in this market, but there are still many barriers to significant improvements. The positives for Japan begin with the recent Government stimuli: public funds to support banks and tax cuts may have halted the downward trend of GDP, encouraged consumer spending and increased confidence in banking. Growth expectations for the next two years have improved and earnings revisions show signs of reaching bottom. The negatives: the recent emergency package is not enough to turn around bank company failures and it supports some companies that would naturally fail. The yen continues to strengthen which would continue to hurt export companies.

Strategy

   We emphasize stock selection with a secondary focus on country selection. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. We customize stock selection by market, based on which attributes are most predictive of excess return within each country. For portfolio construction, we systematically balance the expected returns of stocks with risk and country constraints. We combine expectations with our proprietary country ratings to determine optimal stock and country target weights.

   Our disciplined investment process remains oriented toward long-term measures of value and growth. The Fund is overweight in Europe and underweight in the Pacific. Earnings expectation revisions are more favorable in Europe than in the Pacific, and valuations remain more attractive.

   Looking ahead, we feel the Fund is well-positioned with better value than its benchmark and better growth opportunity. The Fund has a forward P/E of 12.6x compared with 21.8x for the Index, a two-year growth rate of 13.9% compared with 12.7% and a growth-to-P/E ratio of 1.1x compared with 0.6x for the Index. We feel the Fund is well diversified across countries and industries.



                                         Batterymarch Financial Management, Inc.

February 18, 1999

PORTFOLIO MANAGERS' COMMENTS
Emerging Markets Trust

Performance

   For the year 1998, emerging markets continued to live up to their reputation for volatility due to concerns over the Asian crisis, the near-meltdown in Russia, risks in global financial institutions and fears of contagion into Latin America. Returns were more than disappointing. The Fund trailed the benchmark for the year, as did the average fund.

   The return for the Legg Mason Emerging Markets Trust was -29.3% for the year ended December 31, 1998, compared with -25.3% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index. The Lipper average for emerging markets funds for the year was -26.8%.

   Returns for 1998 were particularly disappointing in light of a year-end turnaround in emerging markets. Led by Asia, which was up 33.8%, the MSCI EMF rose 18.0% in the fourth quarter. The Fund recovered 16.2%(1), outpacing the average fund return of 13.3%, as measured by Lipper.

   For the year, Asian markets outperformed the MSCI EMF. Country returns ranged from Korea, which was up 114.1%, to Pakistan, which declined 56.6%. The Fund, while underweighted in the region, had positive stock selection, especially in China, Hong Kong, Taiwan and Thailand. The Fund underperformed in Latin America due to negative stock selection in Brazil and Mexico. Within the MSCI Europe, Middle East and Africa region, stock selection was positive, especially in Russia and Turkey, but the underweight in Greece hurt performance as that market rose 78.1% for the year.

   Over the longer-term, the Fund's average annual total return since inception in May 1996 to December 31, 1998, was -12.9% compared with -15.9% for the MSCI EMF.

Market Commentary

   Asia looks attractive with stock markets only 30% off their ten-year lows in some cases, earnings growth picking up and the region under-owned by institutions. In addition, the pool of investable companies has shrunk. The region has withstood the ultimate test of the structure of its economy: the early 1990s pumped up economic growth as the weak dollar and quasi-fixed exchange rates led to a boom on the back of incorrectly-priced capital. The crisis was a catastrophic correction -- as the Thai devaluation caused shock waves throughout Asia and emerging markets. Recent evidence indicates that the nadir of the recession in Asia is past and, while there may be a couple of quarters of negative growth, 1999 will probably show small positive GDP growth.

   Latin America has not recovered as much ground as some Asian markets due to current fiscal problems. Despite the devaluation of the Brazilian Real which occurred after year-end, we remain reasonably comfortable with Brazilian equities. Debt levels are generally quite low. Very few companies have unhedged foreign exposure and valuations had already discounted a great deal. Mexico remains attractive given its fairly-priced, free-floating currency and relatively strong domestic economy, despite an anticipated slowdown associated with low oil prices.


---------------------
(1) Excluding the 2% redemption fee assessed on shares redeemed within one year of purchase.

   Among the markets in the Europe, Middle East and Africa region, Greece appears to be one of the best positioned markets for 1999. The government acted resolutely to prepare the country for the earliest possible entry into the European Monetary Union which should be accomplished in 2001. Until then, investors should experience a major decline in inflation and interest rates.

Strategy

   Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

   In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

   In Latin America, we continue to favor the largest, more liquid markets, such as Mexico, and blue chip names. We currently have Brazil neutrally weighted in the Fund and will likely stay neutral as we expect continued volatility. We believe Argentina is less risky than Brazil but the latter offers more opportunity.

   We view the environment for Asia and the region of Europe, Middle East and Africa as one of decreased liquidity and a resulting shortage of high quality stocks. We continue to be selective in these markets. One result going forward could be more concentrated individual stock positions than in the past.

   We feel emerging markets stocks are at very attractive valuations. With few buyers, and fewer offerings, we believe out-of-favor stocks are currently cheap with a favorable outlook.

   The Fund has a forward P/E of 6.7x compared with 10.8x for the benchmark. The MSCI EMF Index has a high growth-to-P/E ratio of 1.9x compared with other investment alternatives. The Fund's growth-to P/E ratio is even more attractive at 2.9x. We feel the Fund is well diversified across industry sectors and invested in 26 markets.



                                         Batterymarch Financial Management, Inc.

February 18, 1999

PERFORMANCE INFORMATION
LEGG MASON GLOBAL TRUST, INC.


PERFORMANCE COMPARISON OF A $10,000 INVESTMENT AS OF DECEMBER 31, 1998

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index (except for Navigator Class which requires a minimum initial investment of $50,000). The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

         The International Equity Trust has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

      Global Government Trust -- Primary Class

                        Cumulative     Average Annual
                       Total Return     Total Return

      One Year             11.50%         11.50%
      Five Years           41.30           7.16
      Life of Class(1)     50.85           7.45

      + Inception Date -- April 15, 1993


              GLOBAL GOVERNMENT TRUST       SALOMON BROTHERS WORLD GOVERNMENT
               -- PRIMARY CLASS                     BOND INDEX (1)
4/15/93              $  10,000                      $   10,000
12/93                   10,676                          10,577
12/94                   10,526                          10,825
12/95                   12,716                          12,884
12/96                   13,762                          13,350
12/97                   13,529                          13,389
12/98                   15,085                          15,429

INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS

                     Cumulative   Average Annual
                    Total Return   Total Return
 One Year              8.49%          8.49%
 Life of Class+       39.03           8.88

 + Inception Date --February 17, 1995




          INTERNATIONAL EQUITY       MORGAN STANLEY CAPITAL INTERNATIONAL
          TRUST -- PRIMARY CLASS     EUROPE, AUSTRALIA AND THE FAR EAST INDEX(2)
2/17/95              $  10,000                      $   10,000
6/95                    10,400                          10,712
12/95                   10,811                          11,628
6/96                    12,054                          12,171
12/96                   12,594                          12,368
6/97                    14,313                          13,773
12/97                   12,816                          12,623
6/98                    15,133                          14,653
12/98                   13,903                          15,148



EMERGING MARKETS TRUST--PRIMARY CLASS

                    Cumulative     Average Annual
                   Total Return     Total Return
 One Year            -29.34%          -29.34%
 Life of Class+      -30.13           -12.89

 + Inception Date --May 28, 1996


            EMERGING MARKETS TRUST --      MORGAN STANLEY CAPITAL INTERNATINAL
            PRIMARY CLASS                  EMERGING MARKETS FREE INDEX(3)
5/28/96              $  10,000                      $   10,000
6/96                    10,020                          10,062
12/96                   10,540                           9,641
6/97                    12,767                          11,352
12/97                    9,889                           8,524
6/98                     8,372                           6,916
12/98                    6,987                           6,364

INTERNATIONAL EQUITY TRUST -- NAVIGATOR CLASS

                    Cumulative     Average Annual
                   Total Return     Total Return
 Life of Class+       -9.42%             N/A
 + Inception Date --May 5, 1998


          INTERNATIONAL EQUITY TRUST      MORGAN STANLEY CAPITAL INTERNATIONAL
          -- NAVIGATOR CLASS                 EUROPE, AUSTRALIA, AND THE FAR
                                                      EAST INDEX(2)

5/5/98               $ 50,000                         $ 50,000
6/98                   49,015                           50,135
9/98                   39,268                           43,260
12/98                  45,291                           51,895





--------------------------------------------------------------------------------
(1) The Salomon Brothers World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries. Index returns are for the periods beginning March 31, 1993.

(2) The Morgan Stanley Capital International Europe, Australia and the Far East Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning February 28, 1995 for the Primary Class and April 30, 1998 for Navigator Class.

(3) The Morgan Stanley Capital International Emerging Markets Free Index is a market weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 1998

International Equity Trust


                               % of Net
                                Assets        Value
--------------------------------------------------------------
                                              (000)
Aerospace                         1.7%     $  4,292
Agriculture/Food                  1.0         2,667
Air Transport                     0.4         1,181
Aluminum                          0.1           361
Banks                            11.2        28,881
Business Machines                 1.6         4,277
Chemicals                         1.7         4,345
Construction                      6.6        16,971
Consumer Durables                 0.2           465
Containers                        0.5         1,268
Drugs/Medicine                  N.M.              3
Electric Utilities                1.5         3,996
Electronics                       6.5        16,813
Entertainment and Leisure         0.9         2,350
Finance                          18.5        47,855
Food, Beverage and Tobacco        2.5         6,491
Forest Products                 N.M.             75
Gas Utilities                     1.5         3,781
Health (Non-Drug)               N.M.             17
Insurance                         9.8        25,245
Miscellaneous                     0.6         1,660
Motor Vehicles                    5.0        12,936
Non-Ferrous Metals                2.6         6,652
Oil Refining/Distribution         1.3         3,440
Oil Service                       1.0         2,502
Paper                             1.1         2,895
Photo/Optical                     0.5         1,182
Producer Goods                    1.2         3,119
Publishing                        0.9         2,372
Railroads/Transit               N.M.             11
Real Property                     0.2           426
Retail (Non-Food)                 1.3         3,298
Services                          5.0        12,965
Telecommunications                7.7        19,901
Tire and Rubber                   2.4         6,103
Trucking/Freight                  0.5         1,309
Water Transport                   0.7         1,888
Short-term Investments            1.7         4,325
                                 ----       -------
Total Investment Portfolio       99.9       258,318
Other Assets Less Liabilities     0.1           248
                                -----      --------
NET ASSETS                      100.0%     $258,566
                                =====      ========

N.M. Not meaningful


Emerging Markets Trust
                              % of Net
                               Assets        Value
--------------------------------------------------------------
                                             (000)
Aerospace                         0.7%      $   316
Agriculture/Food                  2.4         1,007
Air Transport                     0.3           118
Apparel/Textiles                  0.7           317
Banks                             8.1         3,446
Business Machines                 5.8         2,470
Chemicals                         1.3           536
Coal and Uranium                  1.8           785
Construction                      4.6         1,939
Consumer Durables                 3.2         1,355
Domestic Oil Reserves             2.0           850
Drugs/Medicine                    1.8           772
Electric Utilities                3.9         1,670
Electronics                       3.3         1,392
Entertainment and Leisure         0.6           267
Finance                           5.7         2,414
Food, Beverage and Tobacco        7.0         2,949
Forest Products                   5.5         2,320
Gas Utilities                     0.9           365
Hotel/Restaurant                  0.6           240
Insurance                         2.8         1,167
Iron and Steel                    3.4         1,454
Media                             1.2           493
Miscellaneous                     6.8         2,867
Motor Vehicles                    5.6         2,379
Oil Service                       1.5           643
Producer Goods                    0.8           326
Retail (Non-Food)                 0.4           162
Services                          0.8           335
Telecommunications               16.8         7,112
Water Transport                   0.6           246
                                -----        ------
Total Investment Portfolio      100.9        42,712
Other Assets Less Liabilities    (0.9)         (371)
                                -----       -------
NET ASSETS                      100.0%      $42,341
                                ======      =======

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1998
(Amounts in Thousands)

Global Government Trust



                                                                      Maturity
                                                    Rate                Date        Currency      Par          Value
------------------------------------------------------------------------------------------------------------------------
Long-term Debt Securities -- 96.4%

      British Sterling -- 12.0%
      Bayerische Hypotheken Bank                    7%               2/25/00         GBP           880      $    1,481
      Daimler-Benz UK, PLC                          7%               2/25/00                       500             841
      NTL, Inc.                                     0%               4/1/08                      1,500           1,400B,C
      Powergen (East Midlands)                      8.125%           6/6/07                        700           1,324
      United Kingdom Treasury Stock                 7%               6/7/02                      1,500           2,680
      United Kingdom Treasury Stock                 6%               12/7/28                     2,400           5,144
      Welcome Break Financial PLC                   8.284%           9/1/17                        800           1,644
------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,514
------------------------------------------------------------------------------------------------------------------------

      Canadian Dollar -- 1.5%
      Shaw Communications, Inc.                     8.54%            9/30/27         CAD         3,000           1,838
------------------------------------------------------------------------------------------------------------------------

      Danish Krone -- 7.3%
      Kingdom of Denmark                            6%               11/15/02        DKK        30,000           5,063
      Kingdom of Denmark                            7%               11/15/07                   19,750           3,726
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,789
------------------------------------------------------------------------------------------------------------------------

      European Currency Unit -- 1.3%
      Cellular Communications
        International, Inc.                         6%               4/1/05          ECU         1,600           1,539B,C
------------------------------------------------------------------------------------------------------------------------

      German Deutschmark -- 11.6%
      Colt Telecom Group                            7.625%           7/31/08         DEM           750             443
      Deutsche Bundesrepublik                       5.125%           11/21/00                    5,800           3,603
      Deutsche Bundesrepublik                       6.75%            7/15/04                     5,400           3,761
      Deutsche Bundesrepublik                       5.625%           1/4/28                      6,500           4,395
      Esprit Telecom Group plc                      11.50%           12/15/07                    1,000             612
      Geberit International SA                      10.125%          4/15/07                     1,000             690
      Netia Holdings, B.V.                          11%              11/1/07                     1,650             559B,C
------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,063
------------------------------------------------------------------------------------------------------------------------

      Greek Drachma -- 3.6%
      Republic of Greece                            8.90%            3/21/04         GRD       140,000             534
      Republic of Greece                            8.60%            3/26/08                   970,000           3,849
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,383
------------------------------------------------------------------------------------------------------------------------

      Hungarian Forint -- 1.1%
      Government of Hungary                         16%              4/12/00         HUF       274,000           1,282
------------------------------------------------------------------------------------------------------------------------

      Italian Lira -- 6.9%
      Buoni del Tesoro Poliennali                   4.75%            5/1/03          ITL    13,000,000           8,303
------------------------------------------------------------------------------------------------------------------------

                                                                              13

Statement of Net Assets -- Continued
Legg Mason Global Trust, Inc.



Global Government Trust -- Continued

                                                                      Maturity
                                                    Rate                Date        Currency      Par          Value
------------------------------------------------------------------------------------------------------------------------
      Netherlands Guilder -- 6.6%
      Netherlands Government                        5.25%            7/15/08         NLG        13,500      $    7,912
------------------------------------------------------------------------------------------------------------------------

      New Zealand Dollar -- 3.8%
      New Zealand Government                        7%               7/15/09         NZD         7,850           4,625
------------------------------------------------------------------------------------------------------------------------

      Polish Zloty -- 1.2%
      Government of Poland                          14%              6/12/00         PLN         5,000           1,457
------------------------------------------------------------------------------------------------------------------------

      South African Rand -- 1.0%
      Republic of South Africa                      13%              8/31/10         ZAR         8,000           1,151
------------------------------------------------------------------------------------------------------------------------

      Swedish Krona -- 3.5%
      Kingdom of Sweden                             5%               1/28/09         SEK        32,500           4,228
------------------------------------------------------------------------------------------------------------------------

      United States Dollar -- 35.0%

      Foreign Corporate -- 3.6%
      Cathay International Ltd.                     13%              4/15/08         USD           750             276E
      Globo Communicacoes e Participacoes S.A.      10.625%          12/5/08                       650             424E
      IBJ Preferred Capital Corp. LLC               8.79%            12/29/49                      500             439B,C,E
      Interamericas Communications                  14%              10/27/07                      500             260B,E
      Petroleos Mexicanos                           8.85%            9/15/07                     2,750           2,447E
      SBTreasury Company LLC                        9.40%            12/29/49                      500             492B,C,E
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,338
------------------------------------------------------------------------------------------------------------------------

      Foreign Government -- 11.4%
      Kingdom of Morocco                            6.063%           1/1/09                      6,000           4,740E,F
      Republic of Argentina                         11%              12/4/05                     1,000           1,001E
      Republic of Brazil                            6.125%           4/15/06                     1,109             711A,E
      Republic of Brazil                            8%               4/15/14                     3,533           2,089D,E
      Republic of South Korea                       8.875%           4/15/08                     2,000           2,055A,E
      United Mexican States                         11.375%          9/15/16                     3,000           3,090E
      Vnesheconombank                               5.969%           12/15/20                    1,500              90A,E
------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,776
------------------------------------------------------------------------------------------------------------------------

      U.S. Government Obligations -- 20.0%
      United States Treasury Bonds                  6.375%           8/15/27                    14,690          16,884
      United States Treasury Bonds                  3.625%           4/15/28                       507             492G
      United States Treasury Notes                  3.625%           7/15/02                         4               4G
      United States Treasury Notes                  5.75%            4/30/03                     4,400           4,580


                                                                      Maturity
                                                    Rate                Date        Currency      Par          Value
------------------------------------------------------------------------------------------------------------------------
      United States Dollar -- Continued
      United States Treasury Notes                  6.125%           8/15/07         USD            50           $  55
      United States Treasury Notes                  3.625%           1/15/08                     2,236           2,193G
------------------------------------------------------------------------------------------------------------------------
                                                                                                                24,208
------------------------------------------------------------------------------------------------------------------------
      Total Long-term Debt Securities (Identified Cost-- $116,084)                                             116,406
------------------------------------------------------------------------------------------------------------------------

WARRANTS --N.M.
      United States Dollar --N.M.
      Republic of Argentina                         0%                               USD             1 wt           31
------------------------------------------------------------------------------------------------------------------------
      Total Warrants (Identified Cost-- $18)                                                                        31
------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.1%
      Options Purchased -- 0.1%
      Federal Republic of Germany --EuroCall
        Jan 99, Strike Price $1.66                                                   DEM         7,000H              2
      Federal Republic of Germany--EuroCall
        Mar 99, Strike Price $1.51                                                   DEM        70,000H             10
      Government of Japan--EuroCall
        Jan 99, Strike Price $104.978                                                JPY        48,000H             83
------------------------------------------------------------------------------------------------------------------------
      Total Short-term Investments (Identified Cost-- $192)                                                         95
------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 96.5% (Identified Cost-- $116,294)                                                   116,532
      Other Assets Less Liabilities-- 3.5%                                                                       4,273
      ------------------------------------------------------------------------------------------------------------------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 11,913
        shares outstanding                                                                    $121,510
      Overdistributions of net investment income                                                (2,018)
      Undistributed net realized gain on investments and foreign currency transactions               9
      Unrealized appreciation of investments and foreign currency transactions                   1,304
      ------------------------------------------------------------------------------------------------------------------
      Net assets-- 100.0%                                                                                     $120,805
      Net asset value per share                                                                                 $10.14
------------------------------------------------------------------------------------------------------------------------

(A) Indexed Security -- The rate of interest earned on each security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate for each is the rate as of December 31, 1998.
(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent approximately 3.9% of net assets.
(C) Stepped coupon security -- A bond or preferred stock which amortizes to par by a specific date at which time it begins to accrue interest or pay dividends.
(D) Front Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.
(E) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
(F) Illiquid Security -- A security that cannot be disposed of within seven days for approximately the price at which the Fund values it.
(G) United States Treasury Inflation - Indexed Security -- U.S. Treasury Security whose prinicipal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the current adjusted principal value.
(H) This represents the actual number of contracts.
N.M. Not meaningful

See notes to financial statements.


Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1998
(Amounts in Thousands)

International Equity Trust


                                                                                              Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 98.0%
      Argentina -- 0.7%
      Telefonica de Argentina S.A.                                                               644         $   1,836
                                                                                                             -----------
      Australia -- 4.3%
      Amcor Ltd.                                                                                 193               824
      Australia & New Zealand Bank Group Limited                                                 137               900
      Comalco Limited                                                                             94               361
      Commonwealth Bank of Australia                                                              41               576
      GIO Australia Holdings Limited                                                             218               717
      Goodman Fielder Limited                                                                    429               433
      National Australia Bank Limited                                                            222             3,350
      Newcrest Mining Limited                                                                    190               263
      St. George Bank Limited                                                                    154               975
      The News Corporation Limited                                                               110               724
      Westpac Banking Corporation Limited                                                        310             2,077
                                                                                                             -----------
                                                                                                                11,200
                                                                                                             -----------
      Austria -- 1.8%
      Bank Austria AG                                                                             47             2,410
      OMV AG                                                                                      22             2,111
                                                                                                             -----------
                                                                                                                 4,521
                                                                                                             -----------
      Belgium -- 4.5%
      Compagnie Benelux Paribas SA                                                                37             3,101
      D'Ieteren SA                                                                                 1               488
      Dexia Belgium                                                                                9             1,430
      Fortis AG                                                                                    3             1,188
      KBC Bancassurance Holding                                                                   35             2,715
      Suez Lyonnaise des Eaux                                                                     13             2,679
      Suez Lyonnaise des Eaux - Rights                                                            13                75A
      Suez Lyonnaise des Eaux - Strip                                                             13              N.M.A
                                                                                                             -----------
                                                                                                                11,676
                                                                                                             -----------
      Brazil -- 0.1%
      Companhia Paulista de Forca e Luz-- CPFL                                                 1,900               137
                                                                                                             -----------

      Chile -- 0.5%
      Enersis S.A. ADR                                                                            51             1,304
                                                                                                             -----------

      Denmark -- 0.7%
      A/S Dampskibsselskabet Svendborg                                                          N.M.               101
      Sophus Berendsen                                                                            10               339
      Tele Danmark A/S                                                                            10             1,363
                                                                                                             -----------
                                                                                                                 1,803
                                                                                                             -----------






                                                                                              Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------
      Finland -- 1.4%
      Finnlines OY                                                                                29         $   1,240
      Kesko Oyj                                                                                   55               820
      Metsa-Serla Oyj                                                                            201             1,636
                                                                                                             -----------
                                                                                                                 3,696
                                                                                                             -----------
      France -- 7.8%
      Axa                                                                                          5               652
      Bollore Technologies SA                                                                      7             1,327
      Bouygues Offshore S.A.                                                                      23               523
      Ciments Francais                                                                            37             2,058
      Eridania Beghin-Say SA                                                                       1               208
      Groupe GTM                                                                                  13             1,307
      Lafarge SA                                                                                  33             3,172
      PSA Peugeot Citroen                                                                         18             2,785
      Renault SA                                                                                  78             3,506
      SEITA                                                                                       40             2,473
      Strafor-Facom SA                                                                             5               355
      Vivendi                                                                                      6             1,660
                                                                                                             -----------
                                                                                                                20,026
                                                                                                             -----------


      Germany -- 8.8%
      BASF AG                                                                                     14               517
      Continental AG                                                                              82             2,266
      DaimlerChrysler AG                                                                           9               888
      Deutsche Lufthansa AG                                                                       54             1,181
      Deutsche Pfandbrief-und Hypothekenbank AG                                                   23             2,032
      Deutsche Telekom AG                                                                       N.M.                 2
      HypoVereinsbank                                                                             48             3,719
      Preussag AG                                                                                  9             3,841
      Siemens AG                                                                                  59             3,803
      Volkswagen AG                                                                               56             4,469
                                                                                                             -----------
                                                                                                                22,718
                                                                                                             -----------
      Greece -- 1.0%
      Ergo Bank S.A.                                                                              22             2,567
                                                                                                             -----------

      Hong Kong -- 2.2%
      Champion Technology Holdings                                                            20,118               332
      CLPHoldings Limited                                                                        732             3,647
      HKR International Ltd.                                                                     699               427


Statement of Net Assets -- Continued
Legg Mason Global Trust, Inc.



International Equity Trust -- Continued

                                                                                              Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------
      Hong Kong -- Continued
      Hong Kong Telecommunications Ltd.                                                          332          $    581
      Innovative International Holdings                                                          698                90
      Innovative International Holdings - Warrants                                                70              N.M.A
      Peregrine Investment Holdings Limited                                                      256              N.M.B
      Smartone Telecommunications                                                                151               419
      Wong's International Holdings Ltd.                                                         501                58
      Wong's International Holdings Ltd. - Warrants                                              100              N.M.A
                                                                                                             -----------
                                                                                                                 5,554
                                                                                                             -----------
      Ireland -- 2.6%
      Allied Irish Banks plc                                                                     222             3,970
      Bank of Ireland                                                                             92             2,041
      Jefferson Smurfit Group plc                                                                431               776
                                                                                                             -----------
                                                                                                                 6,787
                                                                                                             -----------
      Israel -- 0.5%
      Bezeq Israeli Telecommunication Corporation Ltd.                                           436             1,359
                                                                                                             -----------

      Italy -- 9.0%
      Autostrada Torino-Milano S.p.A                                                              86               455
      Banca Agricola Mantovana                                                                    50               812
      Banca Commerciale Italiana                                                                 199             1,373
      Banca Nazionale del Lavoro (BNL)                                                           980             2,931A
      Banca Popolare di Bergamo Credito Varesino SpA                                             123             2,973
      Banca Popolare di Brescia                                                                   78             1,894
      ENI SpA                                                                                    353             2,307
      Italmobiliare                                                                               54             1,673
      Magneti Marelli                                                                            164               284
      Mondadori (Arnoldo) Editore SpA                                                             61               800
      Pirelli S.p.A                                                                              114               364
      San Paolo IMI SpA                                                                           54               961
      Telecom Italia SpA                                                                         764             6,516
                                                                                                             -----------
                                                                                                                23,343
                                                                                                             -----------
      Japan -- 7.9%
      Bridgestone Corp.                                                                          125             2,836
      Canon Inc.                                                                                 132             2,820
      Citizen Watch Co.                                                                          329             1,979
      Daiwa Securities Co. Ltd.                                                                  429             1,465
      Eisai Company, Ltd.                                                                       N.M.                 3
      Fuji Photo Film                                                                              8               297
      Furukawa Electric Co.                                                                      572             1,948
      Jaccs Co., Ltd.                                                                             99               447
      Katokichi Co., Ltd.                                                                          3                46




                                                                                              Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------
      Japan -- Continued
      Kawasaki Kisen Kaisha Ltd.                                                                 671       $       902
      Kishu Paper Co., Ltd.                                                                       10                20
      Marubeni Corporation                                                                        30                51
      Maruzen Showa Unyu Co., Ltd.                                                                 6                11
      Mazda Motor Corporation                                                                    180               701
      Minolta Co., Ltd.                                                                           75               370
      Mitsubishi Rayon Company, Ltd.                                                             215               588
      Mitsui O.S.K. Lines                                                                        189               304
      NSK Limited                                                                                146               545
      Olympus Optical Co., Ltd.                                                                   53               609
      Ricoh Company, Ltd.                                                                        110             1,014
      Sanrio Company, Ltd.                                                                        24               310
      Sumitomo Rubber Industries, Ltd.                                                            76               362
      The Bank of Iwate, Ltd.                                                                     18               914
      Toho Zinc Co., Ltd.                                                                        246               598
      Yakult Honsha Co., Ltd.                                                                    153               954
      Yamaha Motor Co., Ltd.                                                                      47               303
                                                                                                             -----------
                                                                                                                20,397
                                                                                                             -----------
      Netherlands -- 8.4%
      ABN AMRO Holding NV                                                                         29               614
      AEGON N.V.                                                                                  36             4,456
      Akzo Nobel N.V.                                                                             59             2,694
      ASR Verzekeringsgroep N.V.                                                                  10               914
      Fortis Amev NV                                                                              11               940
      Fugro N.V.                                                                                  23               529
      Hollandsche Beton Groep N.V.                                                                24               295
      ING Groep N.V.                                                                              84             5,123
      Internatio-Muller NV                                                                        46             1,126
      Koninklijke Ahrend NV                                                                        3                69
      Koninklijke Van Ommeren N.V.                                                                43             1,348
      NBM-Amstelland N.V.                                                                         56             1,305
      Roto Smeets de Boer N.V.                                                                    17               647
      Royal Volker Wessels Stevin NV                                                              56             1,103
      Van der Moolen Holding N.V.                                                                  9               567
                                                                                                             -----------
                                                                                                                21,730
                                                                                                             -----------
      New Zealand -- 1.3%
      Fletcher Challenge Energy                                                                  131               248
      Telecom Corporation of New Zealand Limited                                                 731             3,174
                                                                                                             -----------
                                                                                                                 3,422
                                                                                                             -----------


Statement of Net Assets -- Continued
Legg Mason Global Trust, Inc.



International Equity Trust -- Continued


                                                                                              Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------
      Norway -- 0.1%
      Aker RGI ASA - B Shares                                                                      4         $      32
      Ekornes ASA                                                                                 14               111
      Hafslund ASA                                                                                 4                16
      Saga Petroleum ASA                                                                          21               191
                                                                                                             -----------
                                                                                                                   350
                                                                                                             -----------

      Portugual -- 2.1%
      Cimpor-Cimentos de Portugal, SGPS, SA                                                       76             2,435
      Portugal Telecom SA                                                                         62             2,865
      Semapa                                                                                       6               113
                                                                                                             -----------
                                                                                                                 5,413
                                                                                                             -----------
      Singapore -- 0.2%
      Oversea-Chinese Banking Corporation Ltd.                                                    88               597
                                                                                                             -----------

      South Korea -- 0.5%
      Samsung Electronics Co.                                                                      8               552
      Samsung Heavy Industries                                                                   113               641
                                                                                                             -----------
                                                                                                                 1,193
                                                                                                             -----------
      Spain -- 5.2%
      Argentaria, Caya Postal y Banco Hipotecario de Espana, SA                                  110             2,855
      Banco Bilbao Vizcaya, S.A.                                                                 179             2,801
      Banco Central Hispanoamericano                                                             133             1,572
      Banco Santander SA                                                                         158             3,137
      Repsol SA                                                                                   15               804
      Tabacalera S.A.                                                                             89             2,229
                                                                                                             -----------
                                                                                                                13,398
                                                                                                             -----------
      Sweden -- 2.7%
      ABB AB                                                                                     222             2,352
      Electrolux AB                                                                              199             3,410
      Mo och Domsjo AB                                                                            20               424
      Svedala Industri                                                                            60               868
                                                                                                             -----------
                                                                                                                 7,054
                                                                                                             -----------

      Switzerland -- 5.3%
      Ascom Holding AG                                                                             1             1,072
      Banca del Gottardo                                                                           1               518
      Danzas Holding AG                                                                            1               401
      Fotolabo S.A.                                                                                1               275
      Georg Fischer AG                                                                          N.M.               135
      Holderbank Financiere Glarus AG                                                              2             2,941


                                                                                            Shares/Par         Value
------------------------------------------------------------------------------------------------------------------------
      Switzerland -- Continued
      Rieter Holdings Ltd.                                                                         2        $    1,284
      Schweizerische Ruckvericherungs-Gesellschaft                                                 2             5,970
      Verwaltungs-und Privat-Bank AG                                                            N.M.             1,016
------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,612
------------------------------------------------------------------------------------------------------------------------

      Turkey -- 0.3%
      Akbank T.A.S.                                                                           22,178               450
      Yapi ve Kredi Bankasi A.S.                                                              34,138               395
------------------------------------------------------------------------------------------------------------------------
                                                                                                                   845
------------------------------------------------------------------------------------------------------------------------

      United Kingdom -- 18.1%
      ASDA Group plc                                                                             237               636
      Bank of Scotland                                                                           182             2,171
      Barclays PLC                                                                               158             3,415
      Barratt Developments plc                                                                   238               913
      British Aerospace PLC                                                                      144             1,224
      British Telecommunications plc                                                              47               705
      British Vita plc                                                                            25                89
      CGU PLC                                                                                     46               724
      English China Clays plc                                                                    159               431
      General Electric Company plc                                                               171             1,551
      J Sainsbury plc                                                                            377             3,050
      Ladbroke Group plc                                                                         508             2,043
      Legal & General Group plc                                                                   89             1,162
      Lex Service plc                                                                            238             1,519
      Lloyds TSB Group plc                                                                       334             4,754
      Misys plc                                                                                  121               888
      National Westminster Bank PLC                                                              168             3,244
      PowerGen plc                                                                               184             2,412
      Prudential Corporation PLC                                                                 245             3,734
      Rentokil Initial PLC                                                                       528             3,994
      Reuters Group PLC                                                                           17               178
      Rexam plc                                                                                  170               471
      Scottish & Newcastle plc                                                                   103             1,194
      Sun Life and Provincial Holdings plc                                                       104               925
      Thames Water plc                                                                            41               796
      Unilever plc                                                                                96             1,074
      WPP Group plc                                                                              585             3,545
                                                                                                             ----------
                                                                                                                46,842
                                                                                                             ----------
      Total Common Stocks and Equity Interests (Identified Cost-- $215,328)                                    253,380
------------------------------------------------------------------------------------------------------------------------


Statement of Net Assets -- Continued
Legg Mason Global Trust, Inc.



International Equity Trust -- Continued


                                                                                              Shares/Par       Value
------------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 0.2%
      Germany -- 0.2%
      Rheinmetall AG                                                                              33         $     613
                                                                                                             ----------
      Total Preferred Stocks (Identified Cost-- $791)                                                              613
                                                                                                             ----------
Repurchase Agreements  -- 1.7%
      Goldman, Sachs & Company
         5%, dated 12/31/98, to be repurchased at $4,328 on 1/4/99
         (Collateral: $4,406 Fannie Mae Mortgage-backed securities,
         6.50% due 8/1/02, value $4,471)
         (Identified Cost-- $4,325)                                                           $4,325             4,325
-----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.9% (Identified Cost-- $220,444)                                                   258,318
      Other Assets Less Liabilities-- 0.1%                                                                         248
                                                                                                             ----------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         20,454 Primary Shares outstanding                                                  $240,125
                 4 Navigator Shares outstanding                                                   50
      Overdistributions of net investment income                                              (4,570)
      Accumulated net realized loss on investments and foreign currency transactions         (14,880)
      Unrealized appreciation of investments and foreign currency transactions                37,841
                                                                                           -----------

      Net assets -- 100.0%                                                                                    $258,566
                                                                                                             ----------
      Net asset value per share:
        Primary Class                                                                                           $12.64
                                                                                                             ----------
        Navigator Class                                                                                         $12.64
------------------------------------------------------------------------------------------------------------------------

A    Non-income producing
B    In bankruptcy proceedings and non-income producing
ADR  - American Depository Receipt
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1998
(Amounts in Thousands)

Emerging Markets Trust

                                                                                              Shares/Par             Value
------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests --  95.1%

      Argentina -- 5.5%
      Banco Frances del Rio de la Plata S.A. ADR                                                  25             $     511
      Quilmes Industrial SA ADR                                                                   61                   566
      Telefonica de Argentina S.A. ADR                                                            14                   402
      YPFSociedad Anonima SA ADR                                                                  31                   852
                                                                                                                  ----------
                                                                                                                     2,331
                                                                                                                  ----------
      Brazil -- 7.5%
      Centrais Electricas Braseiras S/A                                                       12,233                   211A
      Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR                                16                   248
      Companhia de Eletricidade do Estado do Rio de Janeiro                                  980,900                   325A
      Companhia Energetica de Minas ADR                                                           17                   326
      Gerdau Metalurgica  S/A                                                                     79                     1
      Souza Cruz S.A.                                                                             27                   174
      Telecomunicacoes Brasileiras S/A                                                        42,647                 1,906
                                                                                                                  ----------
                                                                                                                     3,191
                                                                                                                  ----------
      Chile -- 1.7%
      Chilectra S.A. ADR                                                                          23                   515
      Sociedad Quimica y Minera de Chile ADR                                                       6                   216
                                                                                                                  ----------
                                                                                                                       731
                                                                                                                  ----------
      China -- 8.4%
      Bengang Steel Plates Co., Ltd.                                                             790                    87
      Brilliance China Automotive Holdings, Ltd.                                                 280                 2,152
      China International Marine Containers Ltd.                                                 250                   118
      Guangdong Kelon Electric Holding                                                           230                   205
      Guangzhou Pharmaceutical Company Limited                                                   500                    53
      Huaneng Power International, Inc. ADR                                                       11                   155A
      Northeast Electrical Transmission & Transformation
         Machinery Manufacturing Co., Ltd.                                                     1,000                    66A
      Shandong Huaneng Power Company Ltd. ADR                                                     76                   345
      Shenzhen Expressway Company Limited                                                      1,000                   232B
      Shenzhen Konka Electronics Group Limited                                                   250                   126
                                                                                                                  ----------
                                                                                                                     3,539
                                                                                                                  ----------

      Egypt -- 2.7%
      Arabian International Construction                                                          46                   308A
      EFG-Hermes Holding S.A.E. GDR                                                                8                    78A,B
      Egypt Investment Company Ltd.                                                               10                   103A

Statement of Net Assets - Continued
Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued


                                                                                              Shares/Par             Value
------------------------------------------------------------------------------------------------------------------------
      Egypt -- Continued
      International Food Egypt                                                                     5           $      73A
      Miraco International B.V.                                                                    2                  41A
      Orascom Projects & Touristic Development                                                     6                  219A
      Oriental Weavers Co.                                                                        14                  318
                                                                                                                  ----------
                                                                                                                     1,140
                                                                                                                  ----------

      Greece -- 3.5%
      Hellenic Telecommunication Organization S.A.                                                38                 1,000
      Heracles General Cement S.A.                                                                17                   472
                                                                                                                  ----------
                                                                                                                     1,472
                                                                                                                  ----------
      Hong Kong -- 2.8%
      China Pharmaceutical Enterprise and Investment Corporation Limited                       2,249                   255
      Guangdong Brewery Holdings Limited                                                       3,500                   208
      Legend Holdings Limited                                                                  1,000                   352
      Pacific Ports Company Ltd.                                                                 474                    46
      Shum Yip Investment Limited                                                              1,000                   237
      Vanda Systems &Communication Holdings Ltd.                                               1,000                    74
                                                                                                                  ----------
                                                                                                                     1,172
                                                                                                                  ----------
      Hungary -- 1.9%
      Magyar Olaj Es Gazipari KT                                                                  20                   546
      Magyar Tavkozlesi Rt. ADR                                                                    8                   238
                                                                                                                  ----------
                                                                                                                       784
                                                                                                                  ----------
      India -- 6.4%
      Dr. Reddy's Laboratories Ltd.                                                               30                   343
      ITCLimited GDR                                                                              27                   610
      NIIT Limited                                                                                 9                   336
      Satyam Computer Services Limited                                                            35                   618
      State Bank of India GDR                                                                     45                   376A,B
      Wipro Ltd.                                                                                  10                   436
                                                                                                                  ----------
                                                                                                                     2,719
                                                                                                                  ----------

      Indonesia -- N.M.
      Bank Internasional Indonesia - Warrants                                                     29                  N.M. A
                                                                                                                  ----------
      Israel -- 4.0%
      Bank Hapoalim                                                                               79                   143
      Bank Leumi Le - Israel                                                                      83                   117
      Formula Systems (1985) Ltd.                                                                 13                   319A
      Makhteshim Chemical Works Limited                                                          149                   321A
      NICE - Systems Ltd. ADR                                                                     12                   252A
      Orbotech, Ltd.                                                                              12                   559A
                                                                                                                  ----------
                                                                                                                     1,711
                                                                                                                  ----------


                                                                                              Shares/Par             Value
------------------------------------------------------------------------------------------------------------------------
      Kazakhstan -- 0.3%
      Regent Central Asia Fund                                                                    97             $     145A
                                                                                                                  ----------

      MalaysiaC -- 1.9%
      Lingui Developments Berhad                                                                 272                   135
      Malakoff Berhad                                                                            171                   280
      Rothmans of Pall Mall (Malaysia) Berhad                                                     34                   140
      Tanjong PLC                                                                                269                   268
                                                                                                                  ----------
                                                                                                                       823
                                                                                                                  ----------
      Mexico -- 12.7%
      Biper S.A. de C.V.                                                                       1,252                   240A
      Cemex SA de CV                                                                             185                   399
      Fomento Economico Mexicana, SA de C.V. ADR                                                  20                   530
      Grupo Continental, S.A.                                                                     67                   162
      Grupo Financiero Banamex Accival, SA de CV                                                 340                   446A
      Grupo Industrial Bimbo SA de CV                                                            235                   413
      Grupo Modelo S.A. de C.V.                                                                  226                   479
      Grupo Televisa SAADR                                                                        20                   494A
      Organizacion Soriana SA de CV                                                              188                   608
      Telefonos de Mexico SA                                                                     565                 1,392
      Tubos de Acero de Mexico SA ADR                                                             31                   199
                                                                                                                  ----------
                                                                                                                     5,362
                                                                                                                  ----------
      Namibia -- 0.6%
      Namibian Minerals Corporation                                                              204                   267A
                                                                                                                  ----------

      Poland -- 0.7%
      Amica Wronki                                                                                26                   116A
      Mostostal-Warszawa S.A.GDR                                                                  32                   152A,B
      Zaklady Plyt Wiorowych Grajewo                                                               1                    13A
                                                                                                                  ----------
                                                                                                                       281
                                                                                                                  ----------
      Romania -- 0.5%
      Societe Generale Romania Fund                                                                5                   223A
                                                                                                                  ----------

      South Africa -- 6.3%
      Anglo American Corporation of South Africa Limited                                          14                   386
      Rembrandt Group Limited                                                                    161                   954
      Sasol Limited                                                                              208                   786
      Southern Africa Fund, Inc.                                                                  59                   543
                                                                                                                  ----------
                                                                                                                     2,669
                                                                                                                  ----------

                                                                              25

Statement of Net Assets -- Continued
Legg Mason Global Trust, Inc.



Emerging Markets Trust -- Continued



                                                                                              Shares/Par             Value
------------------------------------------------------------------------------------------------------------------------
      South Korea -- 6.9%
      Hana Bank GDR                                                                               32             $     405A
      Hansol Paper                                                                                25                   285
      Korea Electric Power Corporation                                                            15                   372
      LG Insurance Company LTD.                                                                   11                   384
      Pohang Iron & Steel Company Ltd.                                                             3                   166
      SK Corporation GDS                                                                          63                   219A
      SK Telecom Co. Ltd.                                                                       N.M.                    98
      Samsung Electronics Co.                                                                      8                   525
      Samsung Fire & Marine Insurance                                                              1                   419
      Samsung Fire & Marine Insurance - Rights                                                  N.M.                    65A
                                                                                                                  ----------
                                                                                                                     2,938
                                                                                                                  ----------
      Spain -- 0.6%
      Melia Inversiones Americanas, N.V.                                                           6                   239A
                                                                                                                  ----------

      Taiwan -- 4.1%
      Asustek Computer Inc. GDR                                                                   50                   464A,B
      Cathay Life Insurance Co., Ltd.                                                             54                   174
      China Development Corporation                                                               81                   148A
      China Steel Corporation GDR                                                                 15                   185B
      D-Link Corporation                                                                          46                   107
      Evergreen Marine Corporation GDR                                                            11                    99B
      President Enterprises GDS                                                                   13                   112A,B
      Standard Foods Taiwan Limited                                                               55                    93A
      Taiwan Semiconductor Manufacturing Company                                                  28                    61A
      Teco Electric & Machinery GDR                                                               22                   188A,B
      Yang Ming Marine Transport GDR                                                              15                   102A,B
                                                                                                                  ----------
                                                                                                                     1,733
                                                                                                                  ----------
      Thailand -- 4.4%
      Advanced Info Service Public Co., Ltd.                                                      50                   297
      National Finance Public Company Limited                                                    800                   253
      PTT Exploration & Production Public Company Limited                                         58                   410A
      Siam Cement Public Company Limited                                                          40                   907
                                                                                                                  ----------
                                                                                                                     1,867
                                                                                                                  ----------
      Turkey -- 4.3%
      Akbank T.A.S.                                                                           15,357                   311
      Aksigorta A.S.                                                                           4,300                   131
      Alfa Menkul Degerler A.S.                                                               22,000                   112A
      Arcelik A.S.                                                                             8,929                   258
      Aselsan Askeri Elektronik A.S.                                                           2,952                    61
      Borusan Birlesik Boru Fabrikalari A.S.                                                   1,503                    41

                                                                                              Shares/Par             Value
------------------------------------------------------------------------------------------------------------------------
      Turkey -- Continued
      Eczacibasi Ilac Sanayi ve Ticaret A.S.                                                   2,813             $     123A
      Klimasan Klima Sanayi ve Ticaret A.S.                                                    2,270                   201
      Kordsa Kord Bezi Sanayi ve Ticaret A.S.                                                  4,452                   126
      Turkiye Garanti Bankasi A.S.                                                             4,254                   105A
      Turkiye Is Bankasi (Isbank)                                                              8,250                   214
      Yapi ve Kredi Bankasi A.S.                                                              12,641                   146
                                                                                                                  ----------
                                                                                                                     1,829
                                                                                                                  ----------
      Ukraine -- 0.7%
      Societe Generale Laden Thal Ukraine Fund                                                     5                   278A
                                                                                                                  ----------

      United States -- 5.8%
      Global Telesystems Holdings Ltd.                                                            44                 2,447A
                                                                                                                  ----------

      Venezuela -- 0.9%
      Compania Anonima Nacional Telefonos de Venezuela ADS                                        20                   358
                                                                                                                  ----------
      Total Common Stocks and Equity Interests (Identified Cost-- $ 46,349)                                         40,249
----------------------------------------------------------------------------------------------------------------------------
Preferred Shares-- 5.8%

      Argentina -- 0.9%
      Nortel Inversora S.A. ADR                                                                   24                   393
                                                                                                                  ----------

      Brazil -- 4.9%
      Banco Itau S.A.                                                                          1,390                   679
      Companhia Paranaense de Energia-Copel                                                   41,300                   297
      Companhia Vale do Rio Doce                                                                  35                   445
      Empresa Brasileira de Aeronautica, SA                                                   25,500                   317A
      Gerdau Metalurgica S/A                                                                  10,676                   177
      Gerdau Siderugica SA                                                                    20,865                   155
                                                                                                                  ----------
                                                                                                                     2,070
                                                                                                                  ----------
      Total Preferred Shares (Identified Cost-- $ 3,675)                                                             2,463
----------------------------------------------------------------------------------------------------------------------------

Statement of Net Assets -- Continued
Legg Mason Global Trust, Inc.



Emerging Markets Trust -- Continued



                                                                                              Shares/Par             Value
------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.9% (Identified Cost-- $ 50,024)                                                      $42,712
      Other Assets Less Liabilities-- (0.9)%                                                                          (371)
                                                                                                                  ----------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to 6,086 shares outstanding                   $  72,089
      Accumulated net operating loss                                                             (13)
      Accumulated net realized loss on investments and foreign currency transactions         (22,417)
      Unrealized depreciation of investments and foreign currency transactions                (7,318)
                                                                                          ------------
      NET ASSETS-- 100.0%                                                                                          $42,341
                                                                                                                  ==========
      NET ASSET VALUE PER SHARE                                                                                      $6.96
                                                                                                                  ==========



   -----------------------------------------------------------------------------
A   Non-income producing
B Rule 144a security -- a security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
C As of September 1, 1998, the repatriation of proceeds received from the sale of Malaysian securities cannot be accomplished until at least 9/1/99. The Fund's Malaysian securities are therefore considered illiquid and are being fair valued using methods determined in good faith by the Board of Trustees.

ADR American Depository Receipt
GDR Global Depository Receipt
N.M. Not meaningful

See notes to financial statements.


Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)




                                                                                          Year Ended 12/31/98
------------------------------------------------------------------------------------------------------------------------
                                                                                Global       International     Emerging
                                                                              Government        Equity          Markets
                                                                                 Trust           Trust           Trust
------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                $  7,947         $   344         $   108
      Dividends                                                                     --           6,053           1,421
          Less: Foreign tax withheld                                                --            (697)            (93)
                                                                               -------         -------        --------
          Total income                                                           7,947           5,700           1,436
                                                                               -------         -------        --------

Expenses:
      Management fee                                                               935           1,951             554
      Distribution and service fees                                                935           2,601             554
      Transfer agent and shareholder servicing expense                              86             272              89
      Audit and legal fees                                                          65              50              47
      Custodian fee                                                                221             560             196
      Directors' fees                                                                6               6               6
      Organization expense                                                           6              14              15
      Registration fees                                                             18              21              26
      Reports to shareholders                                                       32              52              18
      Other expenses                                                                27              29              36
                                                                               -------         -------        --------
                                                                                 2,331           5,556           1,541
          Less fees waived                                                          --              --            (156)
                                                                               -------         -------        --------
          Total expenses, net of waivers                                         2,331           5,556           1,385
                                                                               -------         -------        --------
      NET INVESTMENT INCOME                                                      5,616             144              51
                                                                               -------         -------        --------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments, options and futures                                       3,044          (8,396)        (20,688)
          Foreign currency transactions                                          1,157            (785)            (62)
                                                                               -------         -------        --------
                                                                                 4,201          (9,181)        (20,750)
                                                                               -------         -------        --------

      Change in unrealized appreciation (depreciation) of:
          Investments, options and futures                                       3,137          25,825             300
          Assets and liabilities denominated in foreign currencies                  63              34              (7)
                                                                               -------         -------        --------
                                                                                 3,200          25,859             293
                                                                               -------         -------        --------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     7,401          16,678         (20,457)
------------------------------------------------------------------------------------------------------------------------

      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           $13,017         $16,822        $(20,406)
------------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.


Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)


                                                          Global                International             Emerging
                                                        Government                 Equity                  Markets
                                                           Trust                    Trust                   Trust
                                                  ---------------------    ---------------------   ----------------------
                                                       Years Ended               Years Ended              Years Ended
                                                  12/31/98     12/31/97    12/31/98     12/31/97   12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income (loss)                 $ 5,616      $ 8,300  $      144       $  368    $    51     $   (424)
      Net realized gain (loss) on
        investments, options, futures
        and foreign currency transactions            4,201       (3,888)     (9,181)          15    (20,750)      (1,729)
      Change in unrealized appreciation
        (depreciation) of investments and
        assets and liabilities denominated
        in foreign currencies                        3,200       (7,126)     25,859         (809)       293       (8,793)
------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                             13,017       (2,714)     16,822         (426)   (20,406)     (10,946)
      Distributions to shareholders:
        From net investment income:
          Primary Class                             (5,948)      (7,473)     (2,768)      (1,483)        --          (66)
          Navigator Class                              N/A          N/A          (1)         N/A        N/A          N/A
        In excess of net investment income:
          Primary Class                                 --         (641)         --           --         --           --
          Navigator Class                              N/A          N/A          --          N/A        N/A          N/A
        From net realized gain on investments:
          Primary Class                               (744)      (1,553)         --       (8,167)        --           --
          Navigator Class                              N/A          N/A          --          N/A        N/A          N/A
      Change in net assets from Fund share transactions:
          Primary Class                            (22,252)     (12,436)     16,808       69,805     (2,555)      55,108
          Navigator Class                              N/A          N/A          50          N/A        N/A          N/A
------------------------------------------------------------------------------------------------------------------------
      Change in net assets                         (15,927)     (24,817)     30,911       59,729    (22,961)      44,096

Net Assets:
      Beginning of year                            136,732      161,549     227,655      167,926     65,302       21,206
------------------------------------------------------------------------------------------------------------------------
      End of year                                 $120,805     $136,732    $258,566     $227,655   $ 42,341     $ 65,302
------------------------------------------------------------------------------------------------------------------------
      Under/(over) distributed
        net investment income                    $  (2,018)    $ (5,134)  $  (4,570)   $  (1,523)$      (13)     $  (232)
------------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.


  Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.




                                              Investment Operations                              Distributions:
                          --------------------------------------------------------------------------------------------------------
                                                Net Realized and
                                                Unrealized Gain
                                               (Loss) on Invest-                                             From        In Excess
                          Net Asset    Net       ments, Options,     Total         From        In Excess      Net          of Net
                           Value,   Investment    Futures and        From           Net          of Net     Realized     Realized
                          Beginning   Income    Foreign Currency   Investment   Investment   Investment     Gain on       Gain on
                           of Year    (Loss)     Transactions      Operations      Income        Income   Investments  Investments
----------------------------------------------------------------------------------------------------------------------------------

Global Government Trust
        --Primary Class
        Years Ended Dec. 31,

       1998                 $ 9.60     $ .37         $  .70        $ 1.07        $  (.47)      $ --          $(.06)        $ --
       1997                  10.41       .54           (.71)         (.17)          (.48)       (.05)         (.11)          --
       1996                  10.33       .59            .21           .80           (.62)        --           (.10)          --
       1995                   9.54       .63           1.32          1.95          (1.16)        --            --            --
       1994                  10.27       .57A          (.71)         (.14)          (.59)        --            --            --

International Equity Trust
        --Primary Class
        Years Ended Dec. 31,

       1998                 $11.78    $  .01         $  .99        $ 1.00        $  (.14)      $ --          $ --          $ --
       1997                  12.09       .02            .19           .21           (.08)        --           (.44)          --
       1996                  10.70       .02B          1.74          1.76           (.05)        --           (.32)          --
       1995D                 10.00       .04B           .77           .81           (.04)        --            --           (.07)

        --Navigator Class
        Period Ended Dec. 31,

       1998E                $14.21     $ .10        $ (1.44)      $ (1.34)        $ (.23)      $ --          $ --          $ --

Emerging Markets Trust
        --Primary Class
        Years Ended Dec. 31,

       1998                 $ 9.85     $ .01C        $(2.90)       $(2.89)          $--        $ --           $--          $ --
       1997                  10.51      (.02)C         (.63)         (.65)          (.01)        --            --            --
       1996F                 10.00      (.03)C          .57           .54           (.03)        --            --            --










                                   Distributions:                                     Ratios/Supplemental Data
                                   --------------                   ----------------------------------------------------------------

                                                                                                   Net
                                                     Net Asset                                 Investment               Net Assets,
                                                      Value,                      Expenses   Income (Loss)   Portfolio    End of
                                        Total         End of        Total        to Average    to Average    Turnover      Year
                                    Distributions      Year         Return       Net Assets    Net Assets     Rate    (in thousands)
Global Government Trust
        --Primary Class
        Years Ended Dec. 31,

       1998                          $  (.53)        $10.14         11.50%          1.87%       4.51%          288%     $120,805
       1997                             (.64)          9.60         (1.69)%         1.86%       5.39%          241%      136,732
       1996                             (.72)         10.41          8.22%          1.86%       5.80%          172%      161,549
       1995                            (1.16)         10.33         20.80%          1.81%       5.72%          169%      153,954
       1994                             (.59)          9.54         (1.40)%         1.34%A      5.71%A         127%      145,415

International Equity Trust
        --Primary Class
        Years Ended Dec. 31,

       1998                          $  (.14)        $12.64          8.49%          2.14%        .06%           72%     $258,521
       1997                             (.52)         11.78          1.76%          2.17%        .17%           59%      227,655
       1996                             (.37)         12.09         16.49%          2.25%B       .21%B          83%      167,926
       1995D                            (.11)         10.70          8.11%G         2.25%B,H     .52%B,H        58%H      65,947

        --Navigator Class
        Period Ended Dec. 31

       1998E                         $  (.23)        $12.64         (9.42)%G        1.04%H      1.17%H          72%H     $    45

Emerging Markets Trust
        --Primary Class
        Years Ended Dec. 31,

       1998                          $   --          $ 6.96          (29.34)%        2.50%C      .09%C           76%     $42,341
       1997                             (.01)          9.85           (6.18)%        2.50%C     (.76)%C          63%      65,302
       1996F                            (.03)         10.51            5.40%G        2.50%C,H   (.68)%C,H        46%H     21,206



A Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994; 1.3% until May 31,
    1994; 1.5% until June 30, 1994; 1.7% until July 31, 1994; and 1.9%
    indefinitely. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for 1994 would have been 1.82%.
B Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    1996, 2.32%; and 1995, 2.91%.
C Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
    1998, 2.78%; 1997, 2.86%; and 1996, 3.71%.
D For the period February 17, 1995 (commencement of operations) to December 31, 1995.
E For the period May 5, 1998 (commencement of sale of Navigator Shares) to December 31, 1998.
F   For the period May 28, 1996 (commencement of operations) to December 31,
    1996.
G   Not annualized
H   Annualized



See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

           The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Government Trust ("Global Government"), the International Equity Trust ("International Equity"), and the Emerging Markets Trust ("Emerging Markets") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity and Emerging Markets are diversified; Global Government is non-diversified.
           Each Fund consists of two classes of shares: Primary Class, offered since April 15, 1993 for Global Government; since February 17, 1995 for International Equity; and since May 28, 1996 for Emerging Markets; and Navigator Class, offered to certain institutional investors since May 5, 1998 for International Equity. The Navigator Class of Global Government and Emerging Markets has not commenced operations. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
           Most securities held by Global Government are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Foreign Currency Translation

        The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

            (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

            (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Government, and annually for International Equity and Emerging Markets. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 1998, Global Government had dividends payable of $50; there were no dividends payable for International Equity or Emerging Markets. There were no capital gain distributions payable for any of the Funds. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1998, receivables for securities sold but not yet settled and payables for securities purchased but not yet settled for each Fund were as follows:

                               Receivable for         Payable for
                               Securities Sold   Securities Purchased
--------------------------------------------------------------------------------
      Global Government        $    119                    --
      International Equity           --                    --
      Emerging Markets            1,161                $1,116


      Deferred Organizational Expense
           Deferred organizational expenses of $128 for Global Government, $71 for International Equity, and $73 for Emerging Markets are being amortized on a straight-line basis over 5 years beginning on the date each respective Fund began operations. LMFA has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended December 31, 1998, investment transactions
      (excluding short-term investments) were as follows:

                                                   Purchases                                Proceeds from Sales
                                  ---------------------------------------         --------------------------------------
                                  U.S. Gov't. Securities           Other          U.S. Gov't. Securities         Other
------------------------------------------------------------------------------------------------------------------------
      Global Government                  $75,693                 $258,687                  $39,617             $309,512
      International Equity                    --                  196,160                       --              182,852
      Emerging Markets                        --                   41,123                       --               40,902



           At December 31, 1998, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                            Net
                                                                                        Appreciation/
                                         Cost        Appreciation    (Depreciation)     (Depreciation)
------------------------------------------------------------------------------------------------------------------------
      Global Government               $117,126         $ 3,304         $ (3,898)        $     (594)
      International Equity             225,749          47,065          (14,497)            32,568
      Emerging Markets                  50,063           4,887          (12,238)            (7,351)

Legg Mason Global Trust, Inc.


--------------------------------------------------------------------------------


           Unused capital loss carryforwards for federal income tax purposes at December 31, 1998 were as follows: International Equity, $14,099 which expire in December 2006; Emerging Markets Trust, $11 which expire in December 2004, $606 which expire in December 2005 and $20,951 which expire in December 2006. Global Government had no capital loss carryforwards.

3. REPURCHASE AGREEMENTS:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

           As part of its investment program, Global Government may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written
      (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
           When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:


--------------------------------------------------------------------------------

PURCHASED OPTION:                      IMPACT ON THE FUND:
The option expires                     Realize a loss in the amount of the cost of the option.
---------------------------------------------------------------------------------------------------------------------
The option is closed through a         Realize a gain or loss depending on whether the proceeds from the closing
closing sale transaction               sale transaction are greater or less than the cost of the option.
---------------------------------------------------------------------------------------------------------------------
The Fund exercises a call option       The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
---------------------------------------------------------------------------------------------------------------------
The Fund exercises a put option        Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
---------------------------------------------------------------------------------------------------------------------

WRITTEN OPTION:                        IMPACT ON THE FUND:
The option expires                     Realize a gain equal to the amount of the premium received.
---------------------------------------------------------------------------------------------------------------------
The option is closed through           Realize a gain or loss without regard to any unrealized gain or loss on the
a closing purchase transaction         underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
---------------------------------------------------------------------------------------------------------------------
A written call option is exercised     Realize a gain or loss from the sale of the underlying security. The
by the option purchaser                proceeds of that sale will be increased by the premium originally received when the option was written.
---------------------------------------------------------------------------------------------------------------------
A written put option is exercised      The amount of the premium originally received will reduce the cost of the
by the option purchaser                security that the Fund purchased when the option was exercised.
---------------------------------------------------------------------------------------------------------------------



          There were no options written during the year ended December 31, 1998.

           Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
           The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
           There were no open futures contracts at December 31, 1998.

5. Financial Instruments:

      Emerging Market Securities
           Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Government, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Forward Currency Exchange Contracts
           As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's Prospectus and Statement of Additional Information.
           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

Legg Mason Global Trust, Inc.


--------------------------------------------------------------------------------

At December 31, 1998, open forward currency exchange contracts were as follows:


International Equity:

                                   Contract to
                 ----------------------------------------------
Settlement                                                           Unrealized
   Date                 Receive                   Deliver            Gain/(Loss)
--------------------------------------------------------------------------------

 2/12/99         USD           2,465      DEM             4,140        $   (24)
 2/12/99         USD           1,233      JPY           149,091            (93)
 2/12/99         USD           1,233      JPY           148,770            (91)
 2/12/99         DEM           4,140      USD             2,486              3
 2/12/99         JPY         297,861      USD             2,507            143
                                                                      --------
                                                                      $    (62)
                                                                      ========
Global Government:

                                   Contract to
--------------------------------------------------------------------------------
Settlement                                                           Unrealized
   Date                 Receive                   Deliver            Gain/(Loss)
--------------------------------------------------------------------------------

 1/27/99         USD           5,908      CAD             9,142        $   (74)
 1/27/99         DEM          42,078      USD            24,761            521
 1/27/99         USD          18,944      DEM            31,922           (235)
 1/27/99         DEM           4,565      GBP             1,624             47
 1/27/99         DKK             348      USD                54              1
 1/27/99         USD           5,284      DKK            33,313             45
 1/27/99         GBP           4,574      USD             7,549             44
 1/27/99         USD          12,104      GBP             7,349            (94)
 1/27/99         ITL      17,227,058      USD            10,429              4
 1/27/99         USD          10,226      ITL        17,227,058           (207)
 1/27/99         JPY       3,248,756      USD            27,581          1,263
 1/27/99         USD           8,269      JPY           969,919           (342)
 1/27/99         NLG           3,587      USD             1,871             41
 1/27/99         USD           1,911      NLG             3,587             (1)
 1/27/99         USD           4,722      NZD             8,896             39
 1/27/99         USD           2,051      SEK            16,466             21
 1/27/99         XEU           1,185      USD             1,399             (6)
 1/27/99         USD           1,368      XEU             1,185            (25)
 2/17/99         USD           1,184      ZAR             6,959             20
                                                                        ------
                                                                        $1,062
                                                                        ======


      Euro Conversion
           On January 1, 1999, the Euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into Euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in Euro. The redenomination into Euro has not had and is not expected to have a material impact on the Funds' operations.

--------------------------------------------------------------------------------
6. Transactions with Affiliates:
           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                                      Year Ended
                                                                                   December 31, 1998  At December 31, 1998
                                                                                  --------------------------------------
                                                                                      Management           Management
                                      Management       Expense   Expense Limitation      Fees                 Fees
      Fund                                Fee        Limitation    Expiration Date      Waived               Payable
------------------------------------------------------------------------------------------------------------------------
      Global Government                     0.75%
     --Primary Class                                      1.90%      Indefinite             --                 $  77
      International Equity                  0.75%
     --Primary Class                                      2.25%      Indefinite             --                 $ 161
     --Navigator Class                                    1.25%      Indefinite             --                    --
      Emerging Markets                      1.00%
     --Primary Class                                      2.50%      May 1, 1999         $ 156               $     7

           Western Asset Management Company ("Adviser") serves as investment adviser to Global Government. The Adviser is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 531/3% of the fee received by LMFA from Global Government.
           Western Asset Global Management, Ltd. ("WAGM") serves as investment sub-adviser to Global Government. The Adviser (not the Fund) pays WAGM a fee at an annual rate equal to 26 2/3% of the fee received by the Adviser from LMFA. LMFA pays WAGM a sub-administration fee at an annual rate equal to 13 1/3% of the fee received by LMFA from Global Government.
           Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class average daily net assets, calculated daily and payable monthly, as follows:

                                                          At December 31, 1998
                                                        ------------------------
                            Distribution     Service    Distribution and Service
                                 Fee           Fee            Fees Payable
--------------------------------------------------------------------------------
      Global Government               0.50%   0.25%           $  77
      International Equity            0.75    0.25              215
      Emerging Markets                0.75    0.25               36
                                                                              37

Legg Mason Global Trust, Inc.


--------------------------------------------------------------------------------


           Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1998: Global Government, $26; International Equity, $82 and Emerging Markets, $31.
           LMFA, Batterymarch, the Adviser, WAGM and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1998, the Funds had no borrowings under the line of credit.

8. Fund Share Transactions:
           At December 31, 1998, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:



                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased             Net Change
                                          -----------------    ----------------   -----------------       -----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount       Shares     Amount
----------------------------------------------------------------------------------------------------------------------------
      Global Government
      --Primary Class
        Year Ended Dec. 31, 1998          2,308     $ 22,709      615   $6,032   (5,251)   $(50,993)      (2,328)  $(22,252)
        Year Ended Dec. 31, 1997          2,423       24,370      865    8,609   (4,558)    (45,415)      (1,270)   (12,436)
      International Equity
      --Primary Class
        Year Ended Dec. 31, 1998          5,900       77,550      221    2,717   (4,995)    (63,459)       1,126     16,808
        Year Ended Dec. 31, 1997         10,069      129,976      815    9,546   (5,444)    (69,717)       5,440     69,805

      --Navigator Class
        May 5, 1998A to Dec. 31, 1998         4           50       --       --       --          --            4         50
      Emerging Markets
     --Primary Class
        Year Ended Dec. 31, 1998          1,965       16,510       --       --   (2,505)    (19,065)        (540)    (2,555)
        Year Ended Dec. 31, 1997          5,299       62,511        6       65     (697)     (7,468)       4,608     55,108

---------------------------------------------------------------
      (A)Commencement of sale of Navigator Shares.

REPORT OF INDEPENDENT ACCOUNTANTS






To the Shareholders and Directors of Legg Mason Global Trust, Inc.:

   In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Government Trust, International Equity Trust and Emerging Markets Trust (comprising Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP


Baltimore, Maryland
February 5, 1999